Exhibit 10.5

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Amendment” or the “Fourth Amendment”) is made as of this 9th day of April, 2015, by and among the seller entities party hereto (each, individually a “Seller” and collectively the “Sellers”), and FOUNTAINS PORTFOLIO OWNER, LLC, a Delaware limited liability company, as purchaser (“Buyer”).

R E C I T A L S:

A.    Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of February 18, 2015, as amended by an Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 25, 2015, a Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of April 1, 2015, and a Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of April 8, 2015 (together, the “Existing Agreement” and, together with this Amendment, the “Agreement”), pursuant to which Seller agreed to sell the Properties (as defined in the Agreement), pursuant to and in accordance with the terms of the Agreement.

B.    Seller and Buyer have agreed to modify the Existing Agreement in certain respects, all as more particularly set forth in this Amendment.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties do hereby agree as follows:

1.Recitals. The foregoing recitals are true and correct and are incorporated herein in their entirety.

2.Construction; Effect of Amendment. This Amendment shall be deemed a part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. Except as specifically modified hereby, all of the provisions of the Agreement which are not in conflict with the terms of this Amendment shall remain in full force and effect.

3.Defined Terms. All initially capitalized terms used in this Amendment shall have the same meaning as set forth in the Agreement unless otherwise provided.

4.Purchase Price. The first sentence set forth in Section 3 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“The total Purchase Price for all of the Property shall be Six Hundred Thirty-Nine Million Three Hundred Forty Thousand and no/100ths Dollars ($639,340,000.00) (‘Purchase Price’), as adjusted by the prorations and adjustments provided elsewhere in this Agreement.”

5.Approval of Due Diligence. Buyer’s execution and delivery of this Amendment shall constitute Buyer’s Approval Notice pursuant to Section 6.2 of the Existing Agreement.
6.[Intentionally Deleted].
7.Legal Descriptions. The Legal Descriptions attached as Exhibit A to the Existing Agreement for each of the following Properties (but not any other Properties) are hereby deleted and replaced in their entirety with Exhibits A-1 through A-4, respectively, attached hereto: (a) the Crystal Lake Property; (b) the Bellevue Property; (c) the Sea Bluffs Property; and (d) the La Jolla Property.
8.Tax Purchase Price Allocation. Schedule 3.5 attached hereto is hereby attached to the Agreement as Schedule 3.5, and shall be the Tax Purchase Price Allocation for the purposes of the Agreement.
9.Interim Bridging Documents. The third sentence of Section 11.3.3 of the Existing Agreement is hereby amended and restated in its entirety to read as follows: “The form of each Interim Bridging Document shall be acceptable to each of Seller and Buyer in their reasonable good faith discretion, not to be unreasonably withheld, conditioned or delayed, but which in any event (i) shall, to the extent permitted by Applicable Law in the applicable jurisdiction where the Community is located, include an indemnity for the benefit of Seller and Seller Entities in the same form and scope as set forth in Section 16.2 of the Agreement, and (ii) shall include language necessary to accommodate requirements of the specific jurisdictions in which the Communities are located. For the avoidance of doubt, but subject to clauses (i) and (ii) of the immediately preceding sentence, it shall be unreasonable for Buyer or Seller to withhold its consent or approval to an Interim Bridging Document with respect to a term or condition that is considered to be customary for transactions similar to this transaction and in the applicable jurisdiction where the Community is located. Buyer and Seller shall use commercially reasonable efforts to finalize the forms of all Interim Bridging Documents as soon as is reasonably practicable.”
10.Buyer Closing Conditions. The following clause (g) is hereby added to the end of Buyer’s closing conditions set forth in Section 12.2.1 of the Existing Agreement:
“(g)    Summit SNF Leases. Seller shall have delivered to Buyer estoppel certificates and subordination agreements complying with the terms of (i) that certain Amended and Restated Nursing Home Lease between Fountains Lake Pointe Woods SL, LLC and Lake Pointe Investors, LLC, and (ii) that certain Amended and Restated Nursing Home Lease between Fountains Boca Ciega SL, LLC and Boca Ciega Investors, LLC.”
11.Seller Closing Deliveries. Section 13.1.10 of the Existing Agreement is hereby renumbered “13.1.13” and new Sections 13.1.10, 13.1.11 and 13.1.12 are hereby added to the Existing Agreement immediately after Section 13.1.9 appearing therein:
“13.1.10    Board Resignations and Appointments. (a) For the Bellevue Property, (i) one (1) original resignation of each of Michael Hughes, Susan Nelson, Per Bolang, Jack Warfield, Jim Gustafson and Mickey Smith as board members of Pacific Regent Tower I Condominium Association, and (ii) one (1) original appointment of each of the individuals designated by Buyer prior to Closing as board members of Pacific Regent Tower I Condominium Association ; and (b) For the Sea Bluffs Property, (i) one (1) original resignation of Michael Hughes as board member of the Sea Bluffs Homeowners’ Association, and (ii) one (1) original appointment of the individual designated by Buyer prior to Closing as a board member of the Sea Bluffs Homeowners’ Association.
13.1.11        Side Letter Agreement (Millbrook Agency Lease). Two (2) originals of the Side Letter Agreement re Millbrook Agency Lease substantially in the form of Exhibit C attached to the Fourth Amendment duly executed by the applicable Seller.
13.1.12    Health Center Lease. One (1) original of an Amended and Restated Health Center Lease in the form of Exhibit D attached to the Fourth Amendment duly executed by Pacific Regent Tower 1 Condominium Association, as Landlord, and Fountains Bellevue SL, LLC, as Tenant, and, if applicable, in recordable form.”
12.Prorations and Adjustments.
12.1    Entrance Fee License Fee Applications. Section 15.1.17 of the Existing Agreement is hereby renumbered “Section 15.1.19” and new Sections 15.1.17 and 15.1.18 is hereby added to the Existing Agreement immediately after Section 15.1.16 appearing therein:
“15.1.17    Entrance Fee License Fee Applications. Buyer shall receive a credit in an amount equal to the aggregate deposits that are required to be funded by Buyer with any state in connection with obtaining any Required Governmental Approval for any Community; provided, however, that such credit shall not exceed Six Million and no/100 Dollars ($6,000,000.00) in the aggregate. Buyer agrees that it shall use commercially reasonable efforts to minimize the amount of any such deposits required to be funded in connection with obtaining Required Governmental Approvals.
15.1.18    Diligence Deficiency Credit. Buyer shall receive a credit in the amount of Eight Hundred Forty Thousand and no/100 Dollars ($840,000.00) to address certain deficiencies in the Diligence Items reviewed by Buyer.”
13.Title Insurance Policies. The pro forma Owner’s Policies of Title Insurance (together with the endorsements attached thereto) attached as Exhibit E hereto are the Title Policies under the Agreement. Notwithstanding the foregoing, Buyer shall have until the date that is (2) Business Days after the date hereof to attach the proforma Owner’s Policy of Title Insurance (together with endorsements attached thereto) for the Sea Bluffs Property (provided that the foregoing shall not otherwise expand or modify the provisions of Section 4 of the Agreement relating to Buyer’s review of the Commitment or Survey for the Sea Bluffs Property).
14.[Intentionally Deleted].
15.Execution and Counterparts. This Amendment may be executed in counterpart originals, each of which when taken together shall be deemed an original and shall constitute one and the same instrument. Signatures of the parties hereto on copies of this Amendment transmitted by facsimile machine or electronic mail shall be deemed originals for all purposes hereunder, and shall be binding upon the parties hereto.

[SIGNATURES BEGIN ON THE FOLLOWING PAGES]

NOW THEREFORE, this Amendment has been executed as of the date and year first above written.

BUYER:

FOUNTAINS PORTFOLIO OWNER, LLC, a Delaware limited liability company

By:	/s/ Jenny B. Neslin
Name:	Jenny B. Neslin
Title:	Associate General Counsel and Assistant Secretary

[SELLER SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

SELLER:

FOUNTAINS ALBEMARLE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS BOCA CIEGA SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS BRONSON PLACE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS CANTERBURY SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS CARLOTTA SL, L.P.

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS CRYSTAL LAKE AP, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS FRANKLIN SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS GREENBRIAR SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS LA CHOLLA SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS LAKE WOODS POINTE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS MILLBROOK SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS MILLBROOK AP, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS RIVERVUE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS SEA BLUFFS SL, LP

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS WASHINGTON HOUSE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS BELLEVUE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS LA JOLLA SL, LP

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President